FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 3, 2020, is by and among CRAFT BREW ALLIANCE, INC., a Washington corporation (the “Borrower”), the Guarantors party hereto, and BANK OF AMERICA, N.A., as lender (in such capacity, the “Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), and the Lender are parties to that certain Amended and Restated Credit Agreement, dated as of November 30, 2015 (as amended, modified, extended, restated, replaced, or supplemented from time to time in accordance with its terms, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lender amend certain provisions of the Credit Agreement; and

WHEREAS, the Lender is willing to make such amendments to the Credit Agreement in accordance with, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS

1.1 New Defined Term. The following defined term is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

““Fifth Amendment Effective Date” means June 3, 2020.”
1.2 Amendment to Definition of “Eurodollar Fixed Rate”. The definition of “Eurodollar Fixed Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence at the end of such definition and replacing it with the following new sentence to read as follows:

“Notwithstanding the foregoing, for purposes of this Agreement, the Eurodollar Fixed Rate shall in no event be less than 0.75% at any time.”
1.3 Amendment to Definition of “Eurodollar Floating Rate”. The definition of “Eurodollar Floating Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding a new sentence to the end of such definition to read as follows:

“Notwithstanding the foregoing, for purposes of this Agreement, the Eurodollar Floating Rate shall in no event be less than 0.75% at any time.”
1.4 Amendment to Section 2.05(d). Clause (d) of Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) Reducing Revolving Commitments. Commencing on March 31, 2021, and on the last day of each fiscal quarter thereafter, the Revolving Facility shall, in each instance, be reduced by $750,000, which, for the avoidance of doubt, shall also be deemed to be a reduction of the Revolving Commitment. For the avoidance of doubt, as of the Fifth Amendment Effective Date, the Revolving Facility is $45,000,000.”
ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Lender):

(a) Executed Amendment. The Lender shall have received a copy of this Amendment duly executed by each of the Loan Parties and the Lender.

(b) Fees and Expenses. The Lender shall have received from the Borrower other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Lender’s legal counsel shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(c) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Lender and its counsel.

ARTICLE III
MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed, including the Liens granted thereunder, and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties of the Borrower and each other Loan Party contained in Article II of the Credit Agreement, Article V of the Credit Agreement or made in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the date of the Amendment Effective Date and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the date of the Amendment Effective Date, except that for purposes of this Section 3.2(d), (x) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (y) the temporary closure of the Loan Parties’ brewpub locations and other operational disruptions affecting the Loan Parties, in each case as a direct result of the COVID-19 pandemic, shall not be deemed to constitute a Material Adverse Effect (or account for any portion thereof) under clause (a) of the definition thereof.

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Lender, for the benefit of the Lender, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g) Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Loan Parties agree to pay all reasonable out-of-pocket expenses incurred by the Lender and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Lender), in connection with the preparation, negotiation, execution and delivery and administration of this Amendment.

3.6 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Lender, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Lender or the Lender’s respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Dispute Resolution; Waiver of Jury Trial. The dispute resolution and waiver of jury trial provisions set forth in Section 9.14 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:

CRAFT BREW ALLIANCE, INC., as the Borrower By: /s/ Andrew J. Thomas Name: Andrew J. Thomas Title: Chief Executive Officer

GUARANTORS:
KONA BREWERY LLC, as a Guarantor By: /s/ Andrew J. Thomas Name: Andrew J. Thomas Title: Manager

CRAFT VENTURES, LLC, as a Guarantor
By: Craft Brew Alliance, Inc., its Manager
By: /s/ Andrew J. Thomas
Name: Andrew J. Thomas
Title: Chief Executive Officer

WYNWOOD BREWING COMPANY LLC, as a Guarantor
By: /s/ Andrew J. Thomas
Name: Andrew J. Thomas
Title: Manager

Craft Brew Alliance, Inc.
Fifth Amendment to Amended and Restated Credit Agreement
Signature Page

LENDER:    BANK OF AMERICA, N.A., as Lender

By:/s/ Michael Snook
Name: Michael Snook
Title: Senior Vice President

Craft Brew Alliance, Inc.
Fifth Amendment to Amended and Restated Credit Agreement
Signature Page